UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2020 (August 18, 2020)

FORUM MERGER III CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	001-39457	84-2308711
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1615 South Congress Avenue, Suite 103

Delray Beach, Florida 33445

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 739-7860

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FIIIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FIII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FIIIW	The Nasdaq Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On August 21, 2020, Forum Merger III Corporation (the “Company”) consummated its initial public offering (“IPO”) of 25,000,000 (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A common stock”), and one-third of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $250,000,000. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 3,750,000 additional Units to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-240171) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 29, 2020, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated August 18, 2020, by and between the Company and Jefferies LLC (“Jefferies”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated August 18, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated August 18, 2020 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and the Company’s sponsor, Forum Investors III LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated August 18, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated August 18, 2020, by and among the Company, the Sponsor and the other holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Unit Subscription Agreement, dated August 18, 2020, by and among the Company and the Sponsor (the “Sponsor Unit Subscription Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Unit Subscription Agreement, dated August 18, 2020, by and among the Company and Jefferies (the “Underwriter Unit Subscription Agreement”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated August 18, 2020, by and between the Company and Forum Capital Management III LLC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, (i) pursuant to the Sponsor Unit Subscription Agreement, the Company completed the private sale of an aggregate of 616,250 units (the “Sponsor Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Sponsor Private Placement Unit, generating gross proceeds to the Company of $6,162,500 and (ii) pursuant to the Underwriter Unit Subscription Agreement, the Company completed the private sale of an aggregate of 125,000 units (the “Underwriter Private Placement Units” and, together with the Sponsor Private Placement Units, the “Private Placement Units”) to Jefferies at a purchase price of $10.00 per Underwriter Private Placement Unit, generating gross proceeds to the Company of $1,250,000.

The Sponsor has committed to purchase up to an additional 56,250 Private Placement Units and Jefferies has committed to purchase up to an additional 18,750 Private Placement Units if the Underwriters exercise their over-allotment option in full. The Private Placement Units are identical to the Units sold in the IPO, except that the Sponsor and the Underwriters have agreed not to transfer, assign or sell any of the Private Placement Units, (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The warrants underlying the Private Placement Units are also not redeemable by the Company so long as they are held by the Sponsor, the Underwriters or their permitted transferees. In addition, for as long as the warrants underlying the Private Placement Units are held by the Underwriters or their designees or affiliates, they may not be exercised after five years from the effective date of the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2020, in connection with the IPO, Neil Goldberg, Richard Katzman, Steven Berns and Jeffrey Nachbor (the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Directors are independent directors. Effective August 18, 2020, Messrs. Berns, Goldberg and Katzman were appointed to the Board’s Audit Committee, with Mr. Berns serving as chair of the Audit Committee. Effective August 18, 2020, Messrs. Berns, Goldberg and Katzman were also appointed to the Board’s Compensation Committee, with Mr. Katzman serving as chair of the Compensation Committee.

Following the appointment of the Directors, the Board is comprised of the following two classes: the term of office of the first class of directors, Class I, consists of Messrs. Goldberg, Katzman and Berns and will expire at the Company’s first annual meeting of stockholders; and the term of office of the second class of directors, Class II, consists of Marshall Kiev, David Boris and Jeffrey Nachbor and will expire at the Company’s second annual meeting of stockholders.

On August 18, 2020, in connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.8 to the Registration Statement.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.8 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 18, 2020, in connection with the IPO, the Company adopted its Second Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $250,000,000, comprised of $245,000,000 of the proceeds from the IPO (which amount includes $8,750,000 of the underwriters’ deferred discount) and $5,000,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A common stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Amended Charter to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On August 18, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 21, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 18, 2020, by and among the Company and Jefferies LLC, as representative of the several underwriters.
3.1	Second Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated August 18, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated August 18, 2020, by and among the Company, its executive officers, its directors and Forum Investors III LLC.
10.2	Investment Management Trust Agreement, dated August 18, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated July 16, 2020, by and among the Company, Forum Investors III LLC and the other holders party thereto.
10.4	Unit Subscription Agreement, dated August 18, 2020, by and among the Company and Forum Investors III LLC.
10.5	Unit Subscription Agreement, dated August 18, 2020, by and among the Company and Jefferies LLC.
10.6	Administrative Services Agreement, dated August 18, 2020, by and between the Company and Forum Capital Management III LLC.
99.1	Press Release, dated August 18, 2020.
99.2	Press Release, dated August 21, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MERGER III CORPORATION

By:	/s/ David Boris
Name: David Boris
Title: Co-Chief Executive Officer and Chief Financial Officer

Dated: August 21, 2020

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